UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2020

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 8.01	Other Events.

Remark Holdings, Inc. (“Remark”, “we”, “us” or “our”) is relying on the relief provided by the Securities and Exchange Commission Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies, SEC Release No. 34-88465, dated March 25, 2020 (the “Order”), to delay the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Q1 2020 Form 10-Q”) by up to 45 days. We intend to file our Q1 2020 Form 10-Q approximately 45 days after May 15, 2020, or June 29, 2020.

In addition to our corporate headquarters in Las Vegas, Nevada, we maintain offices in the cities of Chengdu, Shanghai and Hangzhou in China. As early as January 2020, in response to the early stages of what would become the COVID-19 pandemic, national and local governmental authorities in China began to shut down most forms of public transportation and impose restrictions on travel, public gatherings and non-essential businesses. The restrictions prevented our employees from leaving their homes, from being able to obtain needed information from vendors and customers and, as a result, from completing tasks essential to our accounting and financial reporting process on a timely basis. Our efforts to focus on the preparation of our Annual Report on Form 10-K for the year ended December 31, 2019, as well as the effects on our employees and our operations of a stay-at-home order imposed by the Governor of Nevada which continues as of the date of this report, have hindered our ability to complete work on the Q1 2020 Form 10-Q. As a result, we will not be able to timely review and prepare our financial statements for the quarter ended March 31, 2020.

We intend to update the risk factors previously disclosed in our most recent periodic reports filed under the Securities Exchange Act of 1934, as amended, to include the following risk factor:

Our business operations may be harmed by the recent coronavirus outbreak.

Our business operations may be harmed by the effects of the recent global outbreak of a novel strain of coronavirus, COVID-19, first identified in Wuhan, China. We maintain significant operations in China relating to our KanKan business. In an effort to halt the outbreak of COVID-19, national and local governmental authorities in China have placed significant restrictions on travel and other activities within China, leading to extended business closures. These restrictions and business closures have limited our operational capabilities, which could have a material impact on our business.

The virus has also spread rapidly across the globe, including the U.S. The pandemic is having an unprecedented impact on the U.S. economy as federal, state and local governments react to this public health crisis, which has created significant uncertainties. These uncertainties include, but are not limited to, the potential adverse effect of the pandemic on the economy, our vendors, our employees and customers and customer sentiment in general. Continued impacts of the pandemic could materially adversely impact global economic conditions, our business, results of operations and financial condition, including our potential to conduct financings on terms acceptable to us, if at all, and may require significant actions in response, including but not limited to expense reductions or pricing discounts, in an effort to mitigate such impacts. In addition, governmental authorities around the world have instituted measures in an effort to control the spread of COVID-19, including travel restrictions, shelter-in-place orders, school closings, closure of non-essential businesses and other quarantine measures, which may make it much more difficult, or temporarily or permanently impossible, for us to provide certain products and services to our customers.

The extent of the impact of the pandemic on our business and financial results will depend largely on future developments, including the duration and severity of the outbreak, the length of the travel restrictions and business closures imposed by domestic and foreign governments, the impact on capital and financial markets and the related impact on the financial circumstances of our customers, all of which are highly uncertain and cannot be predicted. This situation is changing rapidly, and additional impacts may arise that we are not aware of currently.

Forward-Looking Statements

The matters discussed in this report include “forward-looking statements” about our plans, strategies, objectives, goals or expectations. These forward-looking statements are identifiable by words or phrases indicating that Remark or management “expects,” “anticipates,” “plans,” “believes,” or “estimates,” or that a particular occurrence or event “will,” “may,” “could,” “should,” or “will likely” result, occur or be pursued or “continue” in the future, or similarly stated expectations. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this report.

In addition to other risks and uncertainties described in connection with the forward-looking statements contained in this report and other periodic reports filed with the Securities and Exchange Commission (“SEC”), there are many important factors that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, the severity and duration of the COVID-19 pandemic, the pandemic’s impact on the U.S. and global economies, our ability to implement cost containment and business recovery strategies, the adverse effects of the pandemic on our business or the market price of our common stock, U.S. and foreign governmental responses to the pandemic. Additional risks and uncertainties not currently known to us or that we currently believe are immaterial also may impair our business, operations, liquidity, financial condition and prospects. We undertake no obligation to update or revise our forward-looking statements to reflect developments that occur or information that we obtain after the date of this report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	May 13, 2020	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer